Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AY

FIFTY-FIFTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Fifty-fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (CSG document no. 2298875), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  The effective date of this Amendment is the date last signed below (the Effective Date").  Further, upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Now, therefore, CSG and Customer agree to the following as of the Effective Date:

1.  Customer and CSG agree, for the fees set forth in Schedule F to the Agreement, to increase the number of Customer's Web Enabled ACSR® licenses such that the total of Customer's Web Enabled ACSR® licenses is ***** ******* ************ (***).  This amount includes the purchase of ******** (**) new Web Enabled ACSR® licenses, for which Customer will be invoiced accordingly, the transfer of ************ (**) Web Enabled ACSR® licenses from a Customer-acquired entity and the accounting of *********** (**) Web Enabled ACSR® licenses.  For clarification purposes, such ***** ******* ************ (***) Web Enabled ACSR® licenses excludes those certain *********** (**) Web Enabled ACSR® licenses granted to Customer ** ** ****** ******* ******** *** ****, pursuant to the Letter of Authorization dated January 31, 2014 (CSG document no. 2505002).

2.  Additionally, Customer agrees to purchase and CSG agrees to provide an additional ****** (**) Vantage User IDs/Sessions.  Accordingly, pursuant to the terms of the Eighth Amendment to the Agreement dated January 5, 2010 (CSG document no. 2301676), the Twenty-fifth Amendment dated March 12, 2012 (CSG document no. 2311963), the Thirty-second Amendment dated August 8, 2012 (CSG document no. 2313710), the Thirty-ninth Amendment dated June 7, 2013 (CSG document no. 2502779), the Forty-ninth Amendment dated June 13, 2014 (CSG document no. 2506656), the Fifty-first Amendment dated July 24, 2014 (CSG document no. 2507373),  and this Amendment, the number of Vantage User IDs/Sessions will be increased from ***** ******* ************ (***) to ***** ******* **** (***) and Customer shall be invoiced accordingly.

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below to be effective as of the Effective Date.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Joseph T. Ruble
Title: VP Billing	Title: EVP, CAO & General Counsel
Name: Michael Ciszek	Name: Joseph T. Ruble
Date: 10/16/14	Date: 16 Oct 2014